Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PlanGraphics, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Fred Beisser
-----------------------------
Frederick G. Beisser
Senior Vice President - Finance (principal financial officer)
April 19, 2008


A signed original of this written statement required by Section 906 has been provided to PlanGraphics, Inc. and will be retained by PlanGraphics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




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